                                                                    Exhibit 99.1

                       CONSENT AND LETTER OF TRANSMITTAL

                  TO TENDER AND TO GIVE CONSENT IN RESPECT OF
                            ANY AND ALL OUTSTANDING

                         11 3/8% SENIOR NOTES DUE 2004

                               (CUSIP 948774-AG9)
                                      AND
                         10 3/4% SENIOR NOTES DUE 2005
                               (CUSIP 948774-AD6)
                                       OF

                           WEIRTON STEEL CORPORATION


                                APRIL [  ], 2002


HOLDERS OF NOTES (AS DEFINED HEREIN) MUST TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS (AS DEFINED HEREIN) ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON [ ], UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "CONSENT SOLICITATION EXPIRATION DATE"), IN ORDER TO RECEIVE THE TOTAL CONSIDERATION WHICH INCLUDES FOR EACH $1,000 PRINCIPAL AMOUNT OF NOTES VALIDLY TENDERED ON OR BEFORE THE CONSENT SOLICITATION EXPIRATION DATE, (A) $550 PRINCIPAL AMOUNT OF SENIOR SECURED NOTES (AS DEFINED HEREIN) AND (B) $450 IN LIQUIDATION PREFERENCE OF SERIES C PREFERRED STOCK (AS DEFINED HEREIN).


IF HOLDERS TENDER THEIR NOTES AFTER THE CONSENT SOLICITATION EXPIRATION DATE BUT ON OR BEFORE THE EXCHANGE OFFER EXPIRATION DATE (AS DEFINED HEREIN), FOR EACH $1,000 PRINCIPAL AMOUNT OF NOTES VALIDLY TENDERED, SUCH HOLDERS WILL RECEIVE ONLY THE EXCHANGE OFFER CONSIDERATION WHICH INCLUDES, (A) $500 PRINCIPAL AMOUNT OF SENIOR SECURED NOTES AND (B) $450 IN LIQUIDATION PREFERENCE OF SERIES C PREFERRED STOCK. THE EXCHANGE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXCHANGE OFFER EXPIRATION DATE").


     The Exchange Agent for the Exchange Offer and Consent Solicitation is:

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

 By Registered or Certified Mail:      By Hand Before 4:30 p.m.:            By Overnight Courier:
   Institutional Trust Services       Institutional Trust Services       Institutional Trust Services
          P.O. Box 2320                 55 Water Street Room 234              2001 Bryan Street
     Dallas, Texas 75221-2320              Windows 20 and 21                      9th Floor
        Attn: Frank Ivins               New York, New York 10041             Dallas, Texas 75201
     Personal & Confidential                                                  Attn: Frank Ivins
                                                                           Personal & Confidential

                         By Facsimile (consents only):
                                 (214) 468-6494

                             Confirm by Telephone:

     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------
                  DESCRIPTION OF 11 3/8% SENIOR NOTES DUE 2004

-------------------------------------------------------------------------------------------------------------------------
                                                                                               AGGREGATE PRINCIPAL AMOUNT
           NAME(S) AND ADDRESS(ES) OF HOLDER(S)                    CERTIFICATE NUMBERS*              REPRESENTED**
                (PLEASE FILL IN, IF BLANK)
-------------------------------------------------------------------------------------------------------------------------
                                                            -------------------------------------------------------------
                                                            -------------------------------------------------------------
                                                            -------------------------------------------------------------
                                                              TOTAL PRINCIPAL AMOUNT OF NOTES
-------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.
 ** A Holder will be deemed to have tendered and consented with respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 3
    below.
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF 10 3/4% SENIOR NOTES DUE 2005

-------------------------------------------------------------------------------------------------------------------------
                                                                                               AGGREGATE PRINCIPAL AMOUNT
           NAME(S) AND ADDRESS(ES) OF HOLDER(S)                    CERTIFICATE NUMBERS*              REPRESENTED**
                (PLEASE FILL IN, IF BLANK)
-------------------------------------------------------------------------------------------------------------------------
                                                            -------------------------------------------------------------
                                                            -------------------------------------------------------------
                                                            -------------------------------------------------------------
                                                             TOTAL PRINCIPAL AMOUNT OF NOTES
-------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.
 ** A Holder will be deemed to have tendered and consented with respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 3
    below.
-------------------------------------------------------------------------------------------------------------------------

     The instructions contained herein should be read carefully before this Consent and Letter of Transmittal is completed. All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus (as defined herein).


     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TOTAL EXCHANGE OFFER CONSIDERATION, WHICH INCLUDES FOR EACH $1,000 PRINCIPAL AMOUNT OF NOTES VALIDLY TENDERED $550 PRINCIPAL AMOUNT OF SENIOR SECURED NOTES AND $450 IN LIQUIDATION PREFERENCE OF SERIES C PREFERRED STOCK, MUST VALIDLY TENDER (AND NOT WITHDRAW) NOTES AND DELIVER (AND NOT REVOKE) THEIR CONSENTS TO THE EXCHANGE AGENT ON OR BEFORE THE CONSENT SOLICITATION EXPIRATION DATE.



     IF HOLDERS TENDER THEIR NOTES AFTER THE CONSENT SOLICITATION EXPIRATION DATE BUT ON OR BEFORE THE EXCHANGE OFFER EXPIRATION DATE, FOR EACH $1,000 PRINCIPAL AMOUNT OF NOTES VALIDLY TENDERED (AND NOT WITHDRAWN), SUCH HOLDERS WILL RECEIVE ONLY, $500 PRINCIPAL AMOUNT OF SENIOR SECURED NOTES AND $450 IN LIQUIDATION PREFERENCE OF SERIES C PREFERRED STOCK.


     This Consent and Letter of Transmittal ("Consent and Letter of Transmittal") is to be used by holders of Notes (the "Holders") if: (i) tender of Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer and Consent Solicitation -- Procedures for Exchanging
Notes -- Tender of outstanding notes held through a custodian" by any financial institution that is a participant in Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Notes; or (ii) tender of Notes is to be made according to the DTC Automated Tender Offer Program ("ATOP"), pursuant to procedures set forth in the Prospectus under the caption "The Exchange Offer and Consent Solicitation -- Procedures for Exchanging
Notes -- Tender of outstanding notes held through DTC." DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     IN THE EVENT THAT THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS WITHDRAWN OR OTHERWISE NOT COMPLETED, NO CONSIDERATION WILL BE PAID OR BECOME PAYABLE TO HOLDERS OF THE NOTES WHO HAVE VALIDLY TENDERED THEIR NOTES AND DELIVERED CONSENTS IN CONNECTION WITH THE EXCHANGE OFFER AND THE CONSENT SOLICITATION, AND ANY TENDERED NOTES WILL BE RETURNED.

     HOLDERS WHO TENDER NOTES IN THE OFFER ARE OBLIGATED TO CONSENT TO THE PROPOSED AMENDMENTS IN ORDER TO HAVE SUCH NOTES ACCEPTED FOR EXCHANGE. THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS AND TO THE EXECUTION AND DELIVERY OF EACH OF THE SUPPLEMENTAL INDENTURES FOR THE 2004 NOTES AND THE 2005 NOTES, SUBSTANTIALLY IN THE FORMS DESCRIBED IN THE PROSPECTUS AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH WEIRTON'S REGISTRATION STATEMENT ON FORM S-4 [FILE NO. 333-72598] UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF WHICH THE PROSPECTUS IS A PART. HOLDERS OF NOTES MAY NOT VALIDLY DELIVER CONSENT(S) WITHOUT TENDERING THEIR 2004 NOTES OR 2005 NOTES, AS THE CASE MAY BE, IN THE EXCHANGE OFFER. THE EXCHANGE OFFER AND THE CONSENT SOLICITATION ARE MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND HEREIN. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

     The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and the Consent Solicitation. Questions and requests for assistance or for additional copies of the Prospectus and this Consent and Letter of Transmittal may be directed to the Dealer Manager and Solicitation Agent, whose address and telephone number appears on the back cover of the Prospectus. See Instruction 11 below.

     Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:


     By execution hereof, the undersigned acknowledges receipt of the Prospectus
dated April   , 2002 (the "Prospectus") of Weirton Steel Corporation, a Delaware
corporation ("Weirton"), relating to Weirton's 11 3/8% Senior Notes due 2004 (the "2004 Notes") and 10 3/4% Senior Notes due 2004 (the "2005 Notes", together with the "2004 Notes", the "Notes"), and this Consent and Letter of Transmittal and instructions hereto (together with the Prospectus, the "Exchange Offer Documents"), which together constitute (i) Weirton's offer to exchange (the "Exchange Offer") for 10% Senior Secured Notes ("Senior Secured Notes") due 2008 and Series C Convertible Redeemable Preferred Stock (the "Series C Preferred Stock) any and all of the Notes, upon the terms and subject to the conditions set forth in the Exchange Offer Documents, and (ii) Weirton's solicitation (the "Consent Solicitation") of consents (the "Consents") from registered Holders of Notes to certain proposed amendments (the "Proposed Amendments"), as described in the Prospectus, to the Indenture dated as of July 3, 1996, as amended and supplemented through the date hereof (the "2004 Indenture") and the Indenture dated as of June 12, 1995, as amended and supplemented through the date hereof (the "2005 Indenture" and, together with the 2004 Indenture, the "Indentures").


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Weirton the principal amount of Notes indicated above and Consents to the Proposed Amendments and to the execution and delivery of the supplemental indentures for each of the 2004 Notes and 2005 Notes substantially in the forms described in the Prospectus and filed with the Securities and Exchange Commission in connection with Weirton's Registration Statement on Form S-4 [File No. 333-72598] under the Securities Act of 1933, as amended, of which the Prospectus is a part (hereby revoking any previously submitted disapproval or abstention).

     Subject to, and effective upon, the acceptance for exchange of the principal amount of Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby sells, exchanges, assigns and transfers to, or upon the order of, Weirton, all right, title and interest in and to the Notes that are being tendered hereby and acknowledges that no interest will be paid on the 2004 Notes or the 2005 Notes tendered which has been accruing since the last payment of interest on the Notes on June 1, 2001 and July 1, 2001, respectively. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of Weirton) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, Weirton, (ii) present such Notes for transfer of ownership on the books of the relevant security registrar, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, and (iv) deliver to Weirton and J.P. Morgan Trust Company, National Association (the "Trustee") this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and as certification that requisite consents to the Proposed Amendments duly executed by Holders have been received, all in accordance with the terms of and conditions to the Exchange Offer and the Consent Solicitation as described in the Prospectus.


     The undersigned agrees and acknowledges that, by the execution and delivery hereof or, by sending an Agent's Message through the ATOP facility at DTC, the undersigned makes and provides the written Consent, with respect to the indicated series of Notes tendered hereby, to the Proposed Amendments as permitted by Section 7.2 of each of the Indentures. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedure set forth in the Prospectus and this Consent and Letter of Transmittal. THE UNDERSIGNED UNDERSTANDS THAT A REVOCATION OF SUCH CONSENT WILL NOT BE EFFECTIVE FOLLOWING 5:00 P.M., NEW YORK CITY TIME, ON THE CONSENT SOLICITATION EXPIRATION DATE. Weirton intends to cause the execution of the Supplemental Indentures to the 2004 Notes and the 2005 Notes substantially in the forms described in the Prospectus and filed with the Securities and Exchange Commission in connection with Weirton's Registration Statement on Form S-4 [File No. 333-72598] under the Securities Act of 1933, as amended, of which the Prospectus is a part (the "Supplemental Indentures") to occur on or promptly following the Consent Solicitation Expiration Date.


     THE UNDERSIGNED UNDERSTANDS THAT TENDERS OF NOTES PRIOR TO THE CONSENT SOLICITATION EXPIRATION DATE MAY BE WITHDRAWN BY WRITTEN NOTICE OF WITHDRAWAL RECEIVED BY THE EXCHANGE AGENT AT ANY TIME PRIOR TO THE CONSENT SOLICITATION EXPIRATION DATE. THE UNDERSIGNED FURTHER UNDERSTANDS THAT TENDERS OF NOTES MAY NOT BE WITHDRAWN AFTER THE CONSENT SOLICITATION EXPIRATION DATE, UNLESS THE EXCHANGE OFFER CONSIDERATION IS REDUCED OR LAWS OTHERWISE REQUIRE THAT YOU BE PERMITTED TO WITHDRAW NOTES THAT YOU HAVE TENDERED.

     If a Holder who has tendered Notes effects a valid withdrawal of a prior tender of Notes (without a concurrent valid revocation of a Consent) on or prior to the Consent Solicitation Expiration Date, such action will render the Consent with respect to which such Notes relate defective. If a Holder who has tendered Notes subsequently effects a valid revocation of such Holder's Consent (without a concurrent valid withdrawal of Notes) on or prior to the Consent Solicitation Expiration Date, such action will render the prior tender of Notes with respect to which such Consent relates defective, and Weirton will have the right, which it may waive, to reject such tender of Notes as invalid and ineffective. In the event of a termination of the Exchange Offer, Notes tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holder. If Weirton makes a change in the terms of the Exchange Offer or the information concerning the Exchange Offer in a manner determined by Weirton, in its sole discretion, to constitute a material adverse change to the Holders of Notes, Weirton will disseminate additional material in respect of the Exchange Offer and will extend the Exchange Offer, in each case to the extent required by law.

     The undersigned understands that Consents may be revoked by written notice of revocation, or a properly transmitted "Request Message" through ATOP, received by the Exchange Agent at any time prior to 5:00 p.m., New York City time, on the Consent Solicitation Expiration Date. The undersigned understands that in order to be valid, a notice of revocation of Consent must contain the name of the person who delivered the Consent and the description of the Notes to which it relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry transfer), and the aggregate principal amount represented by such Notes, be signed by the Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to Weirton and the Exchange Agent that the Holder revoking the Consent has succeeded to the beneficial ownership of the Notes, and be received on or prior to the Consent Solicitation Expiration Date by the Exchange Agent at one of its addresses set forth on the first page of this Consent and Letter of Transmittal. If the Notes were tendered by book-entry transfer, the undersigned understands that in order to be valid, a notice of revocation of Consent must include the name of the participant in the Book-Entry Facility on the DTC position listing as the owner of such Notes. A purported notice of revocation that lacks any of the required information or is dispatched to an improper address will not validly revoke a Consent previously given.


     A HOLDER MAY NOT VALIDLY REVOKE A CONSENT UNLESS SUCH HOLDER VALIDLY WITHDRAWS SUCH HOLDER'S PREVIOUSLY TENDERED NOTES, AND THE VALID WITHDRAWAL OF A HOLDER'S NOTES WILL CONSTITUTE THE CONCURRENT VALID REVOCATION OF SUCH HOLDER'S CONSENT. AS A RESULT, A HOLDER WHO VALIDLY WITHDRAWS PREVIOUSLY TENDERED NOTES WILL NOT RECEIVE ANY CONSIDERATION OR PAYMENTS PURSUANT TO THE EXCHANGE OFFER. ANY WITHDRAWAL OF PREVIOUSLY TENDERED NOTES OTHERWISE THAN IN ACCORDANCE WITH THE PROVISIONS DESCRIBED ABOVE WILL NOT CONSTITUTE A VALID REVOCATION OF SUCH HOLDER'S CONSENT.


     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by Weirton will constitute a binding agreement between the undersigned and Weirton upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein, and that when such Notes are accepted for exchange by Weirton, Weirton will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Weirton to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Notes tendered hereby or to perfect the undersigned's Consent.

     For purposes of the Exchange Offer, the undersigned understands that Weirton will be deemed to have accepted for exchange validly tendered Notes (or defectively tendered Notes with respect to which Weirton has waived such defect), if, as and when Weirton gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which Weirton may waive) set forth in the Prospectus, Weirton would not be required to accept for exchange any of the Notes tendered (including any Notes tendered after the Exchange Offer Expiration Date). Any Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Weirton. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by Weirton, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that (i) any Notes representing principal amounts not tendered or not accepted for exchange (and in case of Notes tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above), and (ii) any Senior Secured Notes and Series C Preferred Stock exchanged as consideration, as the case may be, be issued in the name(s) of and to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that (i) any Notes representing principal amounts not tendered or not accepted for exchange, and (ii) any Senior Secured Notes and Series C Preferred Stock exchanged as consideration, as the case may be, be delivered to the undersigned at the address(es) shown above. In the event that either the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and Senior Secured Notes and Series C Preferred Stock exchange as consideration, as the case may be, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that Weirton has no obligation pursuant to either the "Special Payment Instructions" box or the "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if Weirton does not accept for exchange any of the principal amount of such Notes tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

        To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Senior Secured Notes and Series C Preferred Stock exchanged as consideration, as the case may be, are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Senior Notes for the 11 3/8% Notes due 2004" or "Description of Senior Notes for the 10 3/4% Notes due 2005" within this Consent and Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.

   Issue: [ ] Notes
                             (Check as Applicable)

   Name:
   ----------------------------------------------------
                                 (Please Print)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                    (Include Zip Code)

   ------------------------------------------------------------

   ------------------------------------------------------------
    (Taxpayer Identification or Social Security Number)
            (See Substitute Form W-9 herein)
        Credit unexchanged Notes by book-entry to the Book-Entry Transfer Facility account set forth below:

              [ ] DTC

          ------------------------------------------------------------
          (DTC Account Number)

          Number of Account Party:

          ------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3, 4, 5, AND 7)

        To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for exchange or Senior Secured Notes and Series C Preferred Stock exchanged, as the case may be, are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled "Description of Senior Notes for the 11 3/8% Notes due 2004" or "Description of Senior Notes for the 10 3/4% Notes due 2005" within this Consent and Letter of Transmittal.

   Issue: [ ] Notes
                             (check as applicable)

   Name:
   ----------------------------------------------------
                                 (Please Print)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                               (Include Zip Code)

   ------------------------------------------------------------

   ------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                                PLEASE SIGN HERE
       (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF NOTES
      REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)
--------------------------------------------------------------------------------
                 THE COMPLETION, EXECUTION AND DELIVERY OF THIS
              CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO
                CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS

     This Consent and Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for the Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Notes, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for the Notes or by bond powers transmitted with this Consent and Letter of Transmittal. Endorsements on Notes and signatures on bond powers by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Weirton of such person's authority to so act. See Instruction 4 below.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signatory

Dated:
---------------------------------------------, 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Tax Identification or Social Security No.:
----------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
           SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTION 4 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                             Eligible Institution)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Dated:
---------------------------------, 2002

                                  INSTRUCTIONS

 FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND THE CONSENT
                                  SOLICITATION

     1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS; WITHDRAWAL OF TENDERS. To tender Notes in the Exchange Offer and to deliver Consents in the Consent Solicitation, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Notes tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Consent and Letter of Transmittal or, in the case of book-entry delivery, an Agent's Message through the ATOP facility at DTC, and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Exchange Offer Expiration Date. Tender of Notes in the Exchange Offer will be accepted after the Consent Solicitation Expiration Date and prior to the Exchange Offer Expiration Date in accordance with the procedures described in the preceding sentence or otherwise in compliance with this Consent and Letter of Transmittal.

     The method of delivery of this Consent and Letter of Transmittal, Notes and all other required documents to the Exchange Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Consent Solicitation Expiration Date or Exchange Offer Expiration Date, as the case may be, to permit delivery to the Exchange Agent prior to such respective date. No alternative, conditional or contingent tenders of Notes or deliveries of Consents will be accepted. HOLDERS DESIRING TO TENDER NOTES ON THE CONSENT SOLICITATION EXPIRATION DATE SHOULD NOTE THAT SUCH HOLDERS MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF ATOP PROCEDURES DURING THE NORMAL BUSINESS HOURS OF DTC ON THAT DATE. The delivery will be deemed made when actually received or confirmed by the Exchange Agent. THIS CONSENT AND LETTER OF TRANSMITTAL AND THE NOTES SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO WEIRTON, THE TRUSTEE, THE INFORMATION AGENT OR THE DEALER MANAGER AND SOLICITATION AGENT. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Holders who tender Notes in the Exchange Offer are obligated to consent to the Proposed Amendments. Notes tendered on or prior to the Consent Solicitation Expiration Date may be validly withdrawn at any time on or prior to the Consent Solicitation Expiration Date, and at any time thereafter, if the Exchange Offer is terminated without any Notes being exchanged thereunder. Notes tendered may not be validly withdrawn after the Consent Solicitation Expiration Date. A valid withdrawal of tendered Notes shall be deemed a revocation of the related Consent. No interest will be paid on the 2004 Notes or the 2005 Notes which has been accruing since the last interest payment dates on June 1 2001, and July 1, 2001, respectively.

     Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Exchange Agent at one of its addresses set forth on the first page of this Consent and Letter of Transmittal or, in case of book-entry transfer, by a properly transmitted "Request Message" through ATOP, in each case on or prior to the Consent Solicitation Expiration Date. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on the security position listing as the owner of such Notes), if different from that of the Depositor, and the principal amount of Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Exchange Agent, the name of the Holder and the certificate number or numbers relating to such Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Notes). The notice of withdrawal must be signed by the Holder in the same manner as this Consent and Letter of Transmittal (including, in any case, any required signature guarantee(s)), or be accompanied by evidence satisfactory to Weirton that the person withdrawing the tender has succeeded to the beneficial ownership of such Notes. Withdrawals of tendered Notes may not be rescinded and any Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, validly withdrawn Notes may be retendered by following the procedures therefor described in the Prospectus at any time prior to the Exchange Offer Expiration Date.

     2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Prospectus, all properly completed and executed Consents and Letters of Transmittal or Agent's Messages consenting to the Proposed Amendments that are received by the Exchange Agent on or prior to the Consent Solicitation Expiration Date will be counted as Consents with respect to the execution and delivery of the Supplemental Indentures, and the payment of $550 principal amount of

Senior Secured Notes and $450 in liquidation preference of Series C Preferred Stock for each $1,000 principal amount of Notes tendered will be made by Weirton in respect of such Consents, unless the Exchange Agent receives, on or prior to the Consent Solicitation Expiration Date or at such other times as are permitted as set forth herein and in the Prospectus, a written notice of revocation of Consent as described herein and in the Prospectus. In order to be valid, a notice of revocation of Consent must contain the name of the person who delivered the Consent and the description of Notes to which it relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry transfer), and the aggregate principal amount represented by such Notes, be signed by the Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to Weirton and the Exchange Agent that the Holder revoking the Consent has succeeded to the beneficial ownership of the Notes and be received on or prior to the Consent Solicitation Expiration Date by the Exchange Agent, at one of its addresses set forth on the first page of this Consent and Letter of Transmittal. A purported notice of revocation that lacks any of the required information or is dispatched to an improper address will not validly revoke a Consent previously given.

     A Holder may not validly revoke a Consent unless such Holder validly withdraws such Holder's previously tendered Notes, and the valid withdrawal of a Holder's Notes will constitute the concurrent valid revocation of such Holder's Consent. As result, a Holder who validly withdraws previously tendered Notes will not receive any consideration or payments pursuant to the Exchange Offer. Any withdrawal of previously tendered Notes otherwise than in accordance with the provisions described above will not constitute a valid revocation of such Holder's Consent.

     WEIRTON INTENDS TO EXECUTE EACH OF THE SUPPLEMENTAL INDENTURES CONTAINING THE RESPECTIVE PROPOSED AMENDMENTS ON OR PROMPTLY FOLLOWING THE CONSENT SOLICITATION EXPIRATION DATE. SUCH SUPPLEMENTAL INDENTURES WILL BE BINDING UPON EACH HOLDER OF THE RESPECTIVE NOTES WHETHER OR NOT SUCH HOLDER GIVES A CONSENT WITH RESPECT THERETO.

     3. PARTIAL TENDERS AND CONSENTS. Tenders of Notes pursuant to the Exchange Offer (and the corresponding Consents thereto pursuant to the Consent Solicitation) will be accepted only in respect of principal amounts of Notes equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of 11 3/8% Senior Notes due 2004" or "Description of 10 3/4% Senior Notes due 2005," as applicable. The entire principal amount represented by the certificates for all Notes delivered to the Exchange Agent will be deemed to have been tendered, and a related Consent in respect thereof given, unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for exchange (and the related Consent in respect thereof not given), Notes representing such untendered amount will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5), promptly after the Notes are accepted for exchange.

     4. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby and with respect to which the Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

     If any of the Notes tendered hereby (and with respect to which the Consent is given) are registered in the name of two or more Holders, all such Holders must sign the Consent and Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     A Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power if this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes) and the Senior Secured Notes and the Series C Preferred Stock, if applicable, are to be made, or if any Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such Holder(s) (or, if tendered by a participant in one of the Book-Entry Transfer Facilities, any Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at such Book-Entry Transfer Facility). In any other case (including if this Consent and Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes, and, with respect to a participation in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

     If this Consent and Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Weirton of their authority so to act must be submitted with this Consent and Letter of Transmittal.

     Endorsements on certificates for Notes and signatures on bond powers and Consents provided in accordance with this Instruction 4 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes) and the Senior Secured Notes and the Series C Preferred Stock, if applicable, is to be made, or if any Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such Holder(s) (or, if tendered by a participant in one of the Book-Entry Transfer Facilities, any Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at such Book-Entry Transfer Facility) and the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has not been completed, or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Consents and Letters of Transmittal and endorsements on certificates and signatures on bond powers (if any) accompanying Notes must be guaranteed by an Eligible Institution.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for exchange or Senior Secured Notes and Series C Preferred Stock exchanged as consideration, as the case may be, are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. Any Holder tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at the Book-Entry Transfer Facility as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     6. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Exchange Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or Federal employee identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute For W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to IRS penalties and up to 30% Federal income tax backup withholding on the payments, including the additional $50 principal of Senior Secured Notes received for validly tendered Notes on or prior to the Consent Solicitation Expiration Date, made to the Holder or other payee pursuant to the Exchange Offer. Holders who tender Notes in the Exchange Offer consent to the immediate sale by Weirton of a portion of their Senior Secured Notes and/or Series C Preferred Stock in order to satisfy any withholding tax liability on such payments. The box in Part II of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II is checked and the Exchange Agent is not provided with a TIN prior to the payment of the consideration pursuant to the Exchange Offer, the Exchange Agent will withhold 30% on all such payments but such withholdings will be returned if the tendering Holder provides a TIN within 60 days.

     7. TRANSFER TAXES. Weirton will pay all transfer taxes applicable to the exchange and transfer of Notes pursuant to the Exchange Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered Holder of Notes tendered thereby.

     8. IRREGULARITIES. All questions as to the form of all documents and validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by Weirton, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OR CONSENTS WILL NOT BE CONSIDERED VALID. Weirton reserves the absolute right to reject any or all tenders and Consents in respect of Notes that are not in proper form or the acceptance of which would, in Weirton' opinion, be unlawful. Weirton also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes or of delivery as to particular Consents. Weirton's interpretations of the terms and conditions of the Exchange Offer and the Consent Solicitation (including the instruction in this Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes or deliveries of Consents must be cured within such time as Weirton determines, unless waived by Weirton. Tenders of Notes shall not have been deemed to have been made until all defects or irregularities have been waived by Weirton or cured. A defective tender may, in the sole discretion of Weirton, constitute a valid Consent and will be counted for purposes of determining whether requisite Consents have been obtained even if the accompanying Notes are not accepted for exchange by reason of such defect. All tendering Holders, by execution of this Consent and Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Notes for exchange or of the effectiveness of the Proposed Amendments. None of Weirton, the Exchange Agent, the Dealer Manager and Solicitation Agent, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes or deliveries of Consents, or will incur any liability to Holders for failure to give any such notice.

     9. WAIVER OF CONDITIONS. Weirton expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer or the Consent Solicitation in the case of any Notes tendered or Consents delivered, in whole or in part, at any time and from time to time.

     10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should telephone the Exchange Agent at the telephone number set forth in the Prospectus.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Prospectus and this Consent and Letter of Transmittal may be directed to the Dealer Manager and Solicitation Agent, whose address and telephone number appear below.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service and certain payments, including the additional $50 principal of Senior Secured Notes received for validly tendered Notes on or prior to the Consent Solicitation Expiration Date, made to such Holder with respect to Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed and appropriate Internal Revenue Service Form W-8 (there are several types of Form W-8), signed under penalties of perjury, attesting to that Holder's exempt status. The appropriate Form W-8 can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 30% of any reportable payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on reportable payments, including the additional $50 principal of Senior Secured Notes received for validly tendered Notes on or prior to the Consent Solicitation Expiration Date, made with respect to Notes exchanged pursuant to the Exchange Offer, the Holder is required to either (i) provide the Exchange Agent the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) otherwise establish an adequate basis for exemption from backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Notes are held in more than one name or are held not in the name of an actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should complete the attached Certificate of Awaiting Taxpayer Identification Number. Furthermore, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9 and check the appropriate box in
Part II of Form W-9. If "Applied For" is indicated on Form W-9 and the Depositary is not provided a TIN within 60 days, the Holder will be subject to 30% withholding on all reportable payments.

--------------------------------------------------------------------------------
                    PAYER'S NAME: J.P. MORGAN TRUST COMPANY
--------------------------------------------------------------------------------

                                   SUBSTITUTE
                                    FORM W-9
                          PAYER'S REQUEST FOR TAXPAYER
                         IDENTIFICATION NUMBER ("TIN")



                                            Part I --                        ---------------------------------------------
                                            PLEASE PROVIDE YOUR TIN IN       Social Security Number(s)
                                            THE BOX AT THE RIGHT AND         OR
                                            CERTIFY BY SIGNING AND DATING    ---------------------------------------------
                                            BELOW                            Employer Identification Number
                                          --------------------------------------------------------------------------------
                                            CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                            (1) The number shown on this form is my correct Taxpayer Identification number
                                            (or I am waiting for a number to be issued to me),
                                            (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service
                                            ("IRS") that I am subject to backup withholding as a resulting of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                                            (3) I am a U.S. person (including a U.S. resident alien).

--------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part III.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

  Signature ____________________________________________  Date _________ , 2002       Part II-
                                                                                      Awaiting TIN     [ ]

  Name (Please Print) _________________________________________________________       Part III-
                                                                                      Exempt           [ ]

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent by the time of payment, 30% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide a taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature ________________________________  Date _______________________, 2002

Name (Please Print) ______________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the numbers to give the payer.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                   NUMBER OF --
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor or
     committee for a designated ward,    incompetent
     minor or incompetent person         person(3)
 7.  a. The usual revocable savings      The
     trust account (grantor is also      grantor-trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
     not a legal or valid trust under
        State law
 8.  Sole proprietorship account         The owner(4)
------------------------------------------------------------

------------------------------------------------------------
                                          GIVE THE EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 9.  A valid trust, estate or pension    The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club or other tax-     The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school, district
     or prison) that receives
     agricultural program payments


------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person or a joint account has a TIN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner but may also enter the business or "DA" name. The owner may use either his social security number or employer identification number.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

   The Information Agent for the Exchange Offer and Consent Solicitation is:


                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                            New York, New York 10005
                            Banks and Brokers call:
                                 (212) 269-5550
                                 (call collect)

                                All others call:
                           (800) 431-9643 (toll-free)

The Dealer Manager and Solicitation Agent for the Offer and Consent Solicitation
                                      is:

                                LEHMAN BROTHERS
                           Liability Management Group
                           745 Seventh Ave. 3rd Floor
                            New York, New York 10019
                            Attention: Hyonwoo Shin
                         (212) 528-7581 (call collect)
                           (800) 438-3242 (toll-free)